SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 28, 2005

CLARKSTON FINANCIAL CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	333-63685 (Commission File Number)	38-3412321 (IRS Employer Identification no.)

6600 Highland Road, Suite 24 Waterford, Michigan (Address of principal executive office)	48327 (Zip Code)

Registrant’s telephone number,
including area code: (248) 922-6945

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[    ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        (b)        On July 28, 2005, Mr. Charles Fortinberry submitted his resignation as a member of the Board of Directors of Clarkston Financial Corporation and Clarkston State Bank. This resignation was not in response to any disagreement with the registrant. Mr. Mark Murvay has been appointed to the Board of Directors.

Item 9.01.	Financial Statements and Exhibits.

Exhibit

99.1       Press release dated July 29, 2005 announcing the resignation of Mr. Charles Fortinberry from the Board of Directors and the appointment of Mr. Mark Murvay to the Board of Directors.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 3, 2005	CLARKSTON FINANCIAL CORPORATION (Registrant) By: /s/ James W. Distelrath James W. Distelrath Vice President and Corporate Controller

EXHIBIT INDEX

99.1	Press Release dated July 29, 2005, announcing the resignation of Mr. Charles Fortinberry from the Board of Directors and the appointment of Mr. Mark Murvay to the Board of Directors.